Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Stem Cell Corporation (the “Company”) on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on March 30, 2026 (the “Report”), I, Russell Kern, Executive Vice President, Chief Scientific Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2026

/s/ RUSSELL KERN
Russell Kern
Executive VP, Chief Scientific Officer, and Director
(Principal Financial and Accounting Officer)